Exhibit 99.4

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT.

eUniverse, Inc.

WARRANT TO PURCHASE SHARES

OF SERIES C PREFERRED STOCK

THIS CERTIFIES THAT, for value received, VP Alpha Holdings IV, L.L.C., a Delaware corporation, and its assignees are entitled to subscribe for and purchase 1,000,000 shares of the fully paid and nonassessable Series C Preferred Stock (as adjusted pursuant to Section 5 hereof, the “Shares”) of eUniverse, Inc., a Delaware corporation (the “Company”), at the Warrant Price as set forth in Section 2 below, subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term “Series Preferred” shall mean the Company’s authorized Series C Preferred Stock, and any stock into or for which such Series C Preferred Stock may hereafter be converted or exchanged, and (b) the term “Date of Grant” shall mean the Date of Grant listed on the signature page hereof.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through 5 p.m., Pacific standard time, five (5) years from the Date of Grant.

2. Warrant Price. The price at which this Warrant may be exercised shall be $2.00 per share of Series C Preferred Stock. Such price and such other price as shall result, from time to time, from the adjustments specified in Section 5 hereof is herein referred to as the “Warrant Price”.

3. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, by wire transfer to an account designated by the Company (a “Wire Transfer”), or by the cancellation by the holder hereof of indebtedness or other obligations of the Company to such holder of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) exercise of the right provided for in Section 11.3 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof by the Company at the Company’s expense as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

4. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens, encumbrances, preemptive rights and charges. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock, and from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Series Preferred issuable upon exercise of the Warrant (and shares of its Common Stock for issuance on conversion of such Series Preferred).

5. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Conversion of Series Preferred. Should all of the Company’s Series Preferred be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, converted into shares of the Company’s Common Stock in accordance with the Company’s Certificate of Incorporation, then the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive that number of shares of the Company’s Common Stock equal to the number shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Series Preferred received thereupon had bee simultaneously converted immediately prior to such event, and the Warrant Price shall immediately be adjusted to equal the quotient obtained by dividing (i) the aggregate Warrant Price of the maximum number of shares of Series Preferred for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion. Such new Warrant shall be immediately exercisable and shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 and shall provide for

Exhibit 99.4

anti-dilution protection that shall be as nearly equivalent as may be practicable to the anti-dilution provision applicable to the Series Preferred on the Date of Grant. For purposes of the foregoing, the “Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company as amended and/or restated and effective immediately prior to the conversion of all of the Company’s Series Preferred. At the time of any such conversion of all of the Company’s Series Preferred, references herein to Series Preferred shall be deemed to refer to the Company’s Common Stock to the extent necessary to give appropriate meaning to the provisions hereof.

(b) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reclassification, change or merger if this Warrant had been exercised immediately before such reclassification, change or merger, all subject to further adjustment as provided in this Section 5. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 and, in the case of a new Warrant issuable after the amendment of the terms of the anti-dilution protection of the Series Preferred, shall provide for anti-dilution protection that shall be as nearly equivalent as may be practicable to the anti-dilution provisions applicable to the Series Preferred on the Date of Grant. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(c) Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

(d) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in Sections 5(b) and 5(c)), of Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution.

(e) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

(f) Anti-dilution Rights. The other antidilution rights applicable to the Shares of Series Preferred purchasable hereunder are set forth in the Company’s Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which has been supplied to the holder of this Warrant (the “Charter”). The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

6. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 14 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 14 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

7. Fractional Shares. No fractional shares of Series Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.

8. Compliance with Act; Disposition of Warrant or Shares of Series Preferred.

(a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are

Exhibit 99.4

being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.”

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1) The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Act. The holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Act.

(2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

(b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 8(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

9. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing,

Exhibit 99.4

the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

10. Registration Rights. The Company grants registration rights to the holder of this Warrant for any Common Stock of the Company obtained upon conversion of the Series Preferred, comparable to the registration rights granted to the investors in that certain Registration Rights Agreement dated as of             ,          (the “Registration Rights Agreement”).

11. Additional Rights.

11.1 Secondary Sales. The Company agrees that it will not interfere with the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company’s securities become available.

11.2 Mergers. The Company shall provide the holder of this Warrant with at least thirty (30) days’ notice of the terms and conditions of any of the following potential transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of. The Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

11.3 Right to Convert Warrant into Stock: Net Issuance.

(a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 11.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

Expressed as a formula, such conversion (assuming the Series Preferred has been automatically converted into Common Stock) shall be computed as follows:

X   =             B - A

             Y

Where: X =	the number of shares of Common Stock that may be issued to holder
Y =	the fair market value (FMV) of one share of Common Stock
A =	the aggregate Warrant Price (i.e., Converted Warrant Shares x Warrant Price)
B =	the aggregate FMV (i.e., FMV x Converted Warrant Shares)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 10 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

(b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 11.3(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a “Public Offering”). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date. Any conversion from Series Preferred to Common Stock shall be in the ratio of one (1) share of Common Stock for each share of Series Preferred (as adjusted herein and in the Charter). On the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one (1) share of Common Stock.

(c) Determination of Fair Market Value. For purposes of this Section 11.3, “fair market value” of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the “Determination Date”) shall mean:

(i) If the Conversion Right is exercised in connection with and contingent upon the closing of the sale and issuance of shares of Common Stock of the Company in a firmly underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, (“Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has

Exhibit 99.4

been declared effective by the SEC, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

(A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

(B) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

(C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company.

12. Representations and Warranties. The Company represents and warrants to the holder of this Warrant that:

(a) Loan Agreement. The representations and warranties of the Company contained in that certain [Senior Secured Bridge Note Purchase Agreement (the “Note Purchase Agreement”) between the Company and the initial holder hereof, dated as of             , 2003] [Credit Agreement dated             , 2003 by and between the Company and [Bank], are true, complete and correct.

(b) Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Warrant and any other agreement contemplated hereby, to sell and issue the Warrant, to sell and issue the Shares upon exercise of the Warrant upon the terms of the Warrant, to sell and issue the shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”) and to carry out and perform its obligations under the terms of this Agreement and any other agreement contemplated hereby or thereby. (The Shares and the Conversion Shares are collectively referred to hereinafter as the “Underlying Stock.”)

(c) Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, sale and issuance of the Warrant, the Warrant Shares and the Conversion Shares, and the performance of the Company’s obligations hereunder, contemplated hereby and the reservation of the Underlying Stock has been taken. This Agreement and the Warrant and the other transactions contemplated hereby are valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

(d) Rights. The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company’s Certificate of Incorporation, a true and complete copy of which has been provided to the holder of this Warrant.

(e) No Inconsistency. The execution and delivery of this Warrant is not, and the issuance of the Shares upon exercise of the Warrant in accordance with the terms hereof, and the issuance of the Conversion Shares upon conversion of the Shares, will not be, inconsistent with the Certificate of Incorporation or the Company’s Bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby and, except for defaults, conflicts, or contraventions, or where the failure to obtain any such consent or approval, or to register, file, or take any action, would not have a Material Adverse Effect (as defined in the Note Purchase Agreement).

(f) No Suits. Except as set forth in Schedule              to the [Credit Agreement] [Note Purchase Agreement], there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, would reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) or a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

14. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

15. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant.

16. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence

Exhibit 99.4

reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

17. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

18. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without regard to the conflicts of law principle.

19. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant and the exercise or conversion of this Warrant (or any part hereof). All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

20. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

21. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

22. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

23. Dispute Resolution. In the event of any dispute arising out of or relating to this Warrant, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the San Francisco branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration (the “JAMS Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

23. Construction. This Agreement has been negotiated and drafted by both parties with counsel and its language shall be construed as to its fair meaning and not strictly for or against any party.

24. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

eUniverse, Inc.

By

Title

Address:

Date of Grant:                 ,

EXHIBIT A

NOTICE OF EXERCISE

To: eUniverse, Inc

1. The undersigned hereby:

☐	elects to purchase shares of Series C Preferred Stock of eUniverse, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐	elects to exercise its net issuance rights pursuant to Section 11.3 of the attached Warrant with respect to Shares of Series C Preferred Stock.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

(Date)